                                                                       EXHIBIT 1

                                   XTRA, INC.

                                  $800,000,000

                           Series C Medium-Term Notes
                     Guaranteed as to Payment of Principal,
                        Premium (if any) and Interest by

                                XTRA CORPORATION

                                      AND

                              XTRA MISSOURI, INC.

                             DISTRIBUTION AGREEMENT
                             ----------------------


                                                               December   , 1995
                                                                        --


Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Smith Barney Inc.,
390 Greenwich Street,
New York, New York 10013.

Schroder Wertheim & Co.
  Incorporated,
Equitable Center,
787 Seventh Avenue,
New York, New York 10019.

Dear Sirs:

        XTRA, Inc., a Maine corporation (the "Company"), proposes to issue and sell from time to time its Series C Medium-Term Notes, each of which shall have the benefit of unconditional guarantees (the "Guarantees") of payment of principal, premium, if any, and interest from XTRA Corporation, a Delaware corporation ("XTRA"), and XTRA Missouri, Inc., a Delaware Corporation ("XTRA Missouri", and together with XTRA, the "Guarantors") (the Guarantees, together with the Series C Medium-Term Notes, the "Securities"), in an aggregate principal amount up to $800,000,000 and agrees with each of you (individually an "Agent" and collectively the "Agents") as set forth in this Agreement.

        Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf as provided in Section 2(a) hereof, the Company and the Guarantors hereby (i) appoint each Agent as an agent of the Company and the Guarantors for the purpose of soliciting and receiving offers to purchase Securities from the Company and the Guarantors pursuant to Section 2(a) hereof and (ii) agree that, except as otherwise contemplated herein, whenever they determine to sell Securities directly to any Agent as principal, they will enter into a separate agreement (each a "Terms Agreement"), substantially in the form of Annex I hereto, relating to such sale in accordance with Section 2(b) hereof.

        The Securities will be issued under an indenture, dated as of August 15, 1994 (the "Original Indenture"), as amended and supplemented by the First Supplemental Indenture, dated as of September 30, 1994 (the "First Supplemental Indenture", and together with the Original Indenture, the "Indenture"), between the Company, XTRA and The First National Bank of Boston, as Trustee (the "Bank of Boston") and, in the case of the First Supplemental Indenture, XTRA Missouri. On October 2, 1995, State Street Bank and Trust Company (the "Trustee") succeeded to all or substantially all of the corporate trust business of the Bank of Boston, thereby becoming the successor Trustee purusant to the terms of the Indenture. The Securities shall have the maturity ranges, annual interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company and the Guarantors in accor- dance with the Indenture and the Administrative Procedure attached hereto as Annex II as it may be amended from time to time by written agreement between the Agents and the Company and the Guarantors (the "Procedure") and, if applicable, will be specified in a related Terms Agreement.

        1. The Company and the Guarantors represent and warrant to, and agree with, each Agent that:

        (a) Two registration statements on Form S-3 (Registration No. 33-54747 and No. 33-________) have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to such Agent, excluding exhibits to such registration statements but including all documents incorporated by reference in the prospectus included in the later registration statement, have been declared effective by the Commission in such form; no other document with respect to such registration statements or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than the prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), each in the form heretofore delivered to the Agents); and no stop order suspending the effectiveness of such registration statements has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the later of such registration statements or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a "Preliminary Prospectus"; the various parts of the later of such registration statements, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement at the time such part of such registration statement became effective but excluding Form T-1 and, if applicable, including the information contained in the form of final prospectus filed with the Commission pursuant to Rule

    424(b) under the Act, each as amended at the time such part of such registration statement became effective, being hereinafter collectively called the "Registration Statement"; the prospectus (including, if applicable, any prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 4(a) hereof) in relation to Securities sold pursuant to this Agreement, in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Guarantors and the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

        (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the

    Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Guarantors and the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

        (d) None of the Guarantors, the Company, nor any of their subsidiaries has sustained since the date of the latest audited financial statements included or incorporated - by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise disclosed therein there has not been any change in the capital stock (other than issuances of capital stock pursuant to the provisions of employee or director benefit or stock option plans or agreements of XTRA) or any increase in excess of $50 million in the consolidated long-term debt of the Guarantors or the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Guarantors or the Company and their respective subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

        (e) The Guarantors and the Company and their respective subsidiaries have good and marketable title to all personal property owned by any of them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or the Guarantors and their respective subsidiaries; and any real property and buildings held under lease by the Guarantors or the Company and their respective subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property by the Guarantors, the Company and their respective subsidiaries;

        (f) Each of the Guarantors has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maine, in each case, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and none of them is required to be qualified as a foreign corporation for the transaction of business under the laws of any jurisdictions in which the consequences of a failure to qualify, individually or in the aggregate, would have a material adverse effect on the business of the Guarantors, the Company and their respective subsidiaries (taken as a whole); and each subsidiary of the Guarantors and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification and in which the consequences of a failure to so qualify would have a material adverse effect on the business of the Guarantors, the Company and their respective subsidiaries (taken as a whole);

        (g) The Guarantors and the Company each has an authorized capitalization as set forth for it in the Prospectus, and all of the issued and outstanding shares of capital stock of XTRA have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued shares of capital stock of the Company, XTRA Missouri and of each other direct and indirect subsidiary of XTRA have been duly and validly authorized and issued, are fully paid and nonassessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly by XTRA or indirectly through one or more of its subsidiaries, free and clear of all liens, encumbrances, equities or claims;

        (h) The Securities have been duly authorized, and, when issued and delivered pursuant to the Indenture and this Agreement and any Terms Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture (including the forms of the Guarantees) conforms and the Securities of any particular issuance of Securities will conform to the descriptions thereof contained in the Prospectus as amended or supplemented to relate to such issuance of Securities;

        (i) The issue and sale of the Securities, the compliance by the Guarantors and the Company with, as applicable, all of the provisions of the Securities, the Indenture, the Guarantees, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in (x) a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which one or both of the Guarantors or any of their subsidiaries, including the Company, is a party or by which one or both of the Guarantors or any of their subsidiaries, including the Company, is bound, nor (y) will such action result in any breach or violation of the terms or provisions of the Guarantors' Certificates of Incorporation, as amended, the Company's Articles of Incorporation, as amended, the Guarantors' or the Company's By-Laws or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over either or both of the Guarantors or any of their subsidiaries, including the Company, or any of their properties, in each case in provision (x) above the consequences of which would in any way affect the issuance and sale of the Securities, the performance of the Guarantees, the performance of this Agreement or the transactions contemplated hereby or the performance of the provisions of the

        Indenture, or otherwise have, individually or in the aggregate, a material adverse effect on the business of the Guarantors and their subsidiaries, including the Company (taken as a whole); and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities and the issue and sale of the Securities, the consummation by the Guarantors or the Company of the other transactions contemplated by this Agreement, any Terms Agreement, the Indenture or the Guarantees, except such as have been, or will have been prior to the Commencement Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by the Agents of offers to purchase Securities from the Company and the Guarantors and with purchases of Securities by the Agents as principal, as the case may be, in each case in the manner contemplated hereby;

        (j) There are no legal or governmental proceedings pending to which the Guarantors or any of their subsidiaries, including the Company, is a party or to which any property of the Guarantors or any of their subsidiaries, including the Company, is subject (other than as set forth or contemplated in the Prospectus and other than litigation incident to the kind of business conducted by the Guarantors and their subsidiaries, including the Company), which, if determined adversely to the Guarantors or their subsidiaries, including the Company, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or annual results of operations of the Guarantors and their subsidiaries, including the Company (taken as a whole); and, to the best of the Guarantors' knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

        (k) The accountants who have certified the financial statements of the Guarantors and their subsidiaries, including the Company, included in the Registration Statement are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

        (l) Immediately after the settlement of any sale of Securities by the Company and the Guarantors resulting from solicitation by the Agents hereunder and immediately after any Time of Delivery, as defined in
    Section 2(b), relating to a sale under a Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company and the Guarantors hereunder or under any Terms Agreement and of any debt securities of the Company or guarantees of the Guarantors (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities or guarantees, as the case may be, registered under the Registration
    Statement or registered under the earlier registration statement (Registration No. 33-54747) referred to in paragraph (a) of this Section to which the Prospectus also relates pursuant to Rule 429 under the Act.

        2. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company and the Guarantors, to use its reasonable efforts when requested by the Company to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. So long as this Agreement shall remain in effect, neither the Company nor the Guarantors shall, without the consent of the Agents, solicit or accept offers to purchase, or sell or guarantee, any debt securities with a maturity at the time of original issuance greater than or equal to 9 months and less than or equal to 30 years, except as contemplated hereby or in any Terms Agreement. The Guarantors and the Company may, subject to Section 1(d), enter into any revolving credit and/or term loan agreements with commercial banking institutions and loans from insurance companies (provided that such loans shall not consist of Securities). The Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf; provided, however, that if at the time of any such sales the Agents are posting terms and conditions for the purchase and sale of the Securities, such sales shall be on substantially the same terms and conditions as then posted by the Agents; provided further, that in the case of any such sales not resulting from a solicitation made by any Agent, no commission shall be payable with respect to such sales. Each Agent also acknowledges and agrees that the Company may accept (but not solicit) offers to purchase Securities through additional agents, and may appoint another agent, or agents, to solicit offers to purchase the Notes, provided that such additional agent or agents shall be engaged on terms substantially similar to the applicable terms of this Agreement (except that commissions payable to such agent or agents shall be identical to those set forth in the commission schedule in this Section 2(a)).

        The Company and the Guarantors reserve the right, in their sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities.
As soon as practicable, but in any event not later than one business day in New York City after receipt of notice from the Company and the Guarantors, the Agents will suspend solicitation of offers to purchase Securities from the Company and the Guarantors until such time as the Company and the Guarantors have advised the Agents that such solicitation may be resumed.

        The Company agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Company and the Guarantors as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold:


                                                     Commission (percentage of
                                                     aggregate principal amount
                                                       of Securities sold)
                                                     ---------------------------

      Range of Maturities                       Split Rated          Investment Grade
      -------------------                       -----------          ----------------
From 9 months to less than 1 year                  .150%                  .125%
From 1 year to less than 18 months                 .200%                  .150%
From 18 months to less than 2 years                .250%                  .200%
From 2 years to less than 3 years                  .350%                  .250%
From 3 years to less than 4 years                  .450%                  .350%

                                                     Commission (percentage of
                                                     aggregate principal amount
                                                       of Securities sold)
                                                     ---------------------------

      Range of Maturities                       Split Rated          Investment Grade
      -------------------                       -----------          ----------------
From 4 years to less than 5 years                  .550%                  .450%
From 5 years to less than 6 years                  .600%                  .500%
From 6 years to less than 7 years                  .600%                  .550%
From 7 years to less than 10 years                 .700%                  .600%
From 10 years to less than 15 years                .800%                  .625%
From 15 years to less than 20 years                .875%                  .675%
From 20 years to 30 years                         1.000%                  .750%




For purposes of the foregoing, the "Investment Grade" commission schedule applies if the Notes are rated BBB- or better by Standard & Poor's Corporation and Baa3 or better by Moody's Investors Corporation; the "Split Rated" commission schedule applies if the Notes are so rated by one, but not both, of such rating agencies.

        Each of the Agents is authorized to solicit offers to purchase the Securities only in denominations of $100,000 or any amount in excess thereof that is an integral multiple of $1,000 at a purchase price equal to 100% of their principal amount. Each Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Securities received by it as Agent other than those rejected by such Agent. The Company shall have the sole right to accept offers to purchase Securities and may reject any proposed purchase of Securities as a whole or in part. Each Agent shall have the right, in its discretion reasonably exercised, to reject any offer received by it to purchase Securities, as a whole or in part, and any such rejection by it shall not be deemed a breach of its agreements contained herein.

        (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company and the Guarantors herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 4 hereof.

        For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in Section 2(a) hereof and in accordance with the schedule set forth therein.

        Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Procedure, is referred to herein as a "Time of Delivery".

        (c) Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Procedure. The provisions of the Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent, the Guarantors and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Procedure. The Company and the Guarantors will furnish to the Trustee a copy of the Procedure as from time to time in effect.

        3. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Sullivan & Cromwell, 250 Park Avenue, New York, New York, at 2:00 p.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company and XTRA but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed (such time and date being referred to herein as the "Commencement Date").

        4. The Company and the Guarantors covenant and agree with each Agent:

        (a) (i) To prepare the Prospectus, as amended and supplemented, in a form approved by such Agent and (A) to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the acceptance of an offer to purchase a Security (as described in the Procedure pursuant to Section 2(c) of this Agreement) or (B) to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Terms Agreement relating to the Purchased Securities (as defined therein); (ii) to make no amendment or supplement to the Registration Statement or the Prospectus (A) prior to the Commencement Date which shall be disapproved by any Agent promptly after reasonable notice thereof or (B) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof, in each case such approval not to be unreasonably withheld or delayed; (iii) to make no such amendment or supplement, other than a Pricing Supplement, at any other time prior to having afforded each Agent a reasonable opportunity to review and comment thereon; (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by one or both of the Guarantors or the Company with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such

Agent, promptly after one or both of the Guarantors or the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

        (b) Promptly from time to time to take such action as such Agent may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith none of the Company, XTRA or XTRA Missouri shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

        (c) To furnish each Agent with copies of the Registration Statement and each amendment thereto, and with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Procedure), in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, both in such quantities as such Agent may reasonably request from time to time; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company and the Guarantors by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company and the Guarantors, to suspend solicitation of offers to purchase Securities from the Company and the Guarantors and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later; and if the Company or the Guarantors shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period such Agent continues to own Securities purchased from the Company and the Guarantors by such Agent as principal, the Company and the Guarantors shall promptly prepare and file with the Commission such an amendment or supplement;

        (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of XTRA and its subsidiaries, including the Company and XTRA Missouri (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

        (e) So long as any Securities are outstanding, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Guarantors or the Company is listed; and (ii) such additional information concerning the business and financial condition of the Guarantors and the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Guarantors and their subsidiaries, including the Company, are consolidated in reports furnished to their stockholders generally or to the Commission but including such detail concerning the business and financial condition of the Company and its subsidiaries as the Agents may reasonably request);

        (f) That, from the date of any Terms Agreement and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company or XTRA by the Agents and (ii) the related Time of Delivery, none of the Company or the Guarantors will, without the prior written consent of such Agent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or either of the Guarantors which mature more than nine months after such Time of Delivery and which are substantially similar to the Securities;

        (g) That each acceptance by the Company and the Guarantors of an offer to purchase Securities hereunder, and each execution and delivery by the Company and the Guarantors of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company and the Guarantors contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

        (h) That reasonably in advance of each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement) and each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time the Company and the Guarantors sell Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion or opinions by Sullivan & Cromwell, counsel to the Agents, as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company and the Guarantors shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in
Section 6(b) hereof;

        (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time the Company and the Guarantors sell Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(i) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company and the Guarantors shall furnish or cause to be furnished forthwith to such Agent a written opinion of Ropes & Gray, counsel for the Company and the Guarantors, or other counsel for the Company and the Guarantors satisfactory to such Agent, and of James R. Lajoie, general counsel for the Company and the Guarantors, respectively dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, in each case to the effect that such Agent may rely on the opinion of such counsel referred to in
Section 6(c) and Section 6(d), respectively, hereof which was last furnished to the Agents to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion referred to in Section 6(c) and Section 6(d), respectively, hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

        (j) That each time the Registration Statement or the Prospectus shall be amended or supplemented and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, in either case to set forth financial information included in or derived from XTRA's consolidated financial statements or one of the Guarantors' or the Company's accounting records, and each time the Company and the Guarantors sell Securities to an Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of a letter under this Section 4(j) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company and the Guarantors shall cause the independent certified public accountants who have certified the financial statements of XTRA and its direct and indirect subsidiaries, including XTRA Missouri and the Company, included or incorporated by reference in the Registration Statement forthwith to furnish such Agent a letter dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(e)(i) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Guarantors and the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(e)(i) hereof which was last furnished to such Agent; provided further, that, as long as the financial statements of Matson Leasing Company, Inc. and its subsidiaries are required to be incorporated by reference in the Registration Statement, each time XTRA shall file an annual report on Form 10-K under the Exchange Act, the Company and the Guarantors shall also cause the independent public accountants who have certified the financial statements of Matson Leasing Company, Inc. and its subsidiaries incorporated by reference in the Registration Statement forthwith to furnish to the Agents a letter, dated the date of such filing, in form satisfactory to the Agents, of the same tenor as the letter referred to in Section 6(e)(ii) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter;

        (k) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus and each time the Company and the Guarantors sell Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of a certificate under this Section 4(k) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company and the Guarantors shall furnish or cause to be furnished forthwith to such Agent a certificate or certificates, dated the date of such supplement, amendment, incorporation or Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company and the Guarantors as shall be satisfactory to such Agent, to the effect that the statements contained in the certificate or certificates referred to in Section 6(h) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(h) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and

        (l) To offer to any person who has agreed to purchase Securities as the result of an offer to purchase solicited by the Agents the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Procedure, any condition set forth in any of Section 6(a)(i), 6(f)(x) and (z) or 6(g) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(l), for the respective judgments referred to therein of such Agent with respect to certain matters referred to in such Sections 6(a)(i), 6(f)(x) and (z) and 6(g), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(a)(i), 6(f)(x) and (z) and 6(g) on behalf of any such person).

        5. The Company and the Guarantors covenant and agree with each Agent that the Company and the Guarantors will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and Guarantors' counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the fees and expenses of counsel for the Agents in connection with the establishment of the program contemplated hereby and the transactions contemplated hereunder; (iii) the out-of-pocket expenses of the Agents; (iv) the cost of printing, producing or reproducing this Agreement, any Terms Agreement, any Indenture (including any supplement thereto), any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(v) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including the fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (vi) any fees charged by securities rating services for rating the Securities; (vii) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (viii) the cost of preparing the Securities; (ix) the fees and expenses of any Trustee and any agent of any Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or such agent in connection with any Indenture and the Securities; (x) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company or the Guarantors; and (xi) all other costs and expenses incident to the performance of the Company's or the Guarantors' obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that except as provided in this Section and Sections 7 and 8 hereof, each Agent will pay all other costs and expenses it incurs.

        6. The obligation of any Agent, as agent of the Company and the Guarantors, at any time ("Solicitation Time") to solicit offers to purchase the Securities and the obligation of such Agent to purchase Securities as principal pursuant to any Terms Agreement shall in each case be subject, in such Agent's discretion, (i) to the condition that all representations and warranties and other statements of the Company and the Guarantors herein
(and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated by reference in such Terms Agreement) are true and correct (a) at and as of the Commencement Date and (b) any applicable date referred to in
Section 4(k) hereof that is after such Commencement Date and prior to such Solicitation Time or Time of Delivery, as the case may be, and (c) at and as of such Solicitation Time or Time of Delivery, as the case may be, and (ii) the condition that at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Company and the Guarantors shall have performed all of their obligations hereunder theretofore to be performed and the following additional conditions:

        (a) (i) With respect to any Securities sold at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Sec-tion 4(a) hereof; (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

        (b) Sullivan & Cromwell, counsel to the Agents, shall have furnished to such Agent (i) such opinion or opinions, dated the Commencement Date, with respect to the incorporation of the Company and the Guarantors, the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as such Agent may reasonably request, and (ii) if and to the extent requested by such Agent, with respect to each applicable date referred to in Section 4(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, an opinion or opinions, dated such applicable date, to the effect that such Agent may rely on the opinion or opinions which were last furnished to such Agent pursuant to this Section 6(b) to the same extent as though it or they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinion or opinions referred to in clause
(i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters (including an opinion of Pierce, Atwood, Scribner, Allen, Smith & Lancaster or other counsel satisfactory to the Agents in respect of matters of Maine law);

        (c) Ropes & Gray, counsel for the Company and the Guarantors, or other counsel for the Company and the Guarantors satisfactory to such Agent, shall have furnished to such Agent their written opinions, dated the Commencement Date and each applicable date referred to in Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent to the effect that:

        (i) Each of the Guarantors has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maine, in each case, with corporate power to own its properties and conduct its business as described in the Prospectus (such counsel being entitled to rely upon an opinion of Pierce, Atwood, Scribner, Allen, Smith & Lancaster or other counsel satisfactory to the Agents in respect of matters of Maine law, provided such counsel shall state that he believes both the Agents and such counsel are justified in relying upon such opinion);

        (ii) XTRA has an authorized capitalization as set forth for it in the Prospectus as amended or supplemented and all of the issued and outstanding shares of capital stock of XTRA have been duly authorized and validly issued and are fully paid and non-assessable;

        (iii) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company;

        (iv) The Securities have been duly authorized and, when duly executed, authenticated, and issued in accordance with the Indenture and delivered by the Company and paid for in accordance with the terms hereof, will constitute valid and legally binding obligations of the Company and the Guarantors, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, entitled to the benefits provided by the Indenture and the Guarantees;

        (v) The Original Indenture has been duly authorized, executed and delivered by the Company and XTRA and the First Supplemental Indenture has been duly authorized, executed and delivered by the Company and the Guarantors, and the Indenture constitutes a valid and legally binding instrument of the Company and the Guarantors, enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

        (vi) Each Guarantee, when executed and delivered pursuant to the Indenture, will have been duly authorized, executed and delivered by the applicable Guarantor and will constitute a valid and legally binding instrument of such Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        (vii) The Indenture, the Securities and the forms of the Guarantees conform to the descriptions thereof in the Prospectus as amended or supplemented;

        (viii) The issue and sale of the Securities, the compliance by the Company and the Guarantors with, as applicable, all of the provisions of the Securities, the Indenture, the Guarantees, this Agreement and any applicable Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of any statutes, the Company's Articles of Incorporation, as amended, the Guarantors' Certificates of Incorporation, as amended, or the By-Laws or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or one or both of the Guarantors or any of their properties (it being understood that counsel's opinion need only cover federal, Massachusetts and the Delaware business corporation law);

        (ix) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities and the issue and sale of the Securities, the consummation by the Company or the Guarantors of the other transactions contemplated by this Agreement, any applicable Terms Agreement, or the Indenture or the Guarantees, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under state securities or Blue Sky laws in connection with the solicitation by the Agents of offers to purchase Securities from the Company and the Guarantors and with purchases of Securities by the Agents as principal, as the case may be, in each case in the manner contemplated hereby (it being understood that counsel's opinion need only cover federal, Massachusetts and the Delaware business corporation law);

        (x) The Registration Statement and the Prospectus and any amendments and supplements thereto made by one or both Guarantors or the Company prior to the date of such opinion (other than the financial statements including the notes and schedules thereto, any financial data set forth or referred to in the Registration Statement or the Prospectus or any statements or omissions made by the Guarantors and the Company in reliance upon information furnished in writing to the Guarantors and the Company by the Agents in connection with the Registration Statement or Prospectus, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel do not know of any legal or governmental proceedings to which the Guarantors or any of their subsidiaries, including the Company, is a party or of which any of their property is the subject required to be described in the Prospectus which are not described as required therein; such counsel have no reason to believe that, as of the effective date of the Registration Statement, either the Registration Statement or the Prospectus (or, as of its date, any amendment or supplement thereto made by the Guarantors or the Company prior to the date of such opinion) (other than the financial statements including the notes and schedules thereto, any financial data set forth or referred to in the Registration Statement or the Prospectus or any statements or omissions made by the Guarantors and the Company in reliance upon information furnished in writing to the Guarantors and the Company by the Agents in connection with the Registration Statement or Prospectus, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the date of such opinion, either the Registration Statement or the Prospectus (or any such amendment or supplement thereto) contained as of its date or contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such opinion as of such date, in light of the circumstances under which they were made, and in each case excluding any statement in any such document which does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 of Regulation C under the Act), or that as of the date of such opinion it is necessary to amend or supplement the Registration Statement or Prospectus, except to file Pricing Supplements pursuant to Rule 424(b) under the Act; and they do not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

        (d) James R. Lajoie, general counsel for the Guarantors and the Company, shall have furnished to the Agents his written opinions, dated the Commencement Date and each applicable date referred to in Section 4(i) that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to the Agents, to the effect set forth in subsection (x) of Section 6(c) above and, additionally, as follows:

        (i) None of the Guarantors or the Company is required to be qualified as a foreign corporation under the laws of any jurisdictions in which the consequences of a failure to so qualify, individually or in the aggregate, would have a material adverse effect on the business of the Guarantors or the Company and their respective subsidiaries (in each case taken as a whole);

        (ii) Each of X-L-Co., Inc., Distribution International Corporation, Strick Canada Limited, XTRA Intermodal, Inc., XTRA International, Inc., XLI, Inc. and XTRA Lease, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification and in which the consequences of a failure to so qualify would have a material adverse effect on the business of one or both of the Guarantors or the Company and their respective subsidiaries (in each case taken as a whole); and all of the issued shares of capital stock of the Company and XTRA Missouri, and of each of their subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly by XTRA (in the case of XTRA Missouri), XTRA Missouri (in the case of the Company) or the Company or indirectly through one or more subsidiaries, free and clear, to the best of such counsel's knowledge, of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of XTRA or its direct or indirect subsidiaries, including XTRA Missouri and the Company, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

        (iii) To the best of such counsel's knowledge there are no legal or governmental proceedings pending to which the Guarantors or any of their subsidiaries, including the Company, is a party or of which any property of the Guarantors or any of their subsidiaries, including the Company, is the subject, other than as set forth in the Prospectus and other than litigation incident to the kind of business conducted by the Guarantors and their subsidiaries, including the Company, which individually and in the aggregate is not material to the Guarantors and their subsidiaries, including the Company; and to the best of such counsel's knowledge no such proceedings are threatened by governmental authorities or others;

        (iv) The issue and sale of the Securities, the compliance by the Guarantors and the Company with, as applicable, all of the provisions of the Securities, the Indenture, the Guarantees, this Agreement and any applicable Terms Agreement, and consummation of the transactions herein and therein contemplated will not result in (x) a breach or violation of any of the terms or provisions of any statute, the Guarantors' Certificates of Incorporation, the Company's Articles of Incorporation, the Company's or the Guarantors' By-laws, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over either of the Guarantors or the Company or any of their respective subsidiaries or any of their properties or (y) a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Guarantors or any of their subsidiaries, including the Company, is a party or by which the Guarantors or any of their subsidiaries, including the Company, is bound, in each case in this provision (y) the consequences of which would in any way affect the issuance and sale of the Securities (including the Guarantees), the performance of this Agreement or the transactions contemplated hereby or the Guarantees, or otherwise, individually or in the aggregate, have a material adverse effect on the business of the Guarantors or the Company and their respective subsidiaries (in each case taken as a whole);

        (v) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities, the issue and sale of the Securities, the compliance by the Guarantors or the Company with all the provisions of the Securities, the consummation by the Guarantors or the Company of the transactions contemplated by this Agreement, any applicable Terms Agreement or the Indenture or the Guarantees, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the solicitation by the Agents of offers to purchase securities from the Company and with purchases of Securities by the Agents as principal, as the case may be, in each case in the manner contemplated hereby;

        (vi) The documents incorporated by reference in the Prospectus (other than the financial statements, including the notes and schedules thereto, or any financial data set forth or referred to therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or Exchange Act, as applicable, and the published rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents (other than the financial statements, including the notes thereto or any financial data set forth or referred to therein, as to which such counsel need express no opinion), when they became effective or were so filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

        (e) Not later than 10:00 a.m., New York City time, (i) on the Commencement Date and on each applicable date referred to in Section 4(j) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, the independent certified public accountants who have certified the financial statements of XTRA and its direct and indirect subsidiaries, including XTRA Missouri and the Company, included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Commencement Date or such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex III hereto and (iii) on the Commencement Date and on each applicable date on which the letter referred to in this clause (ii) is specifically required by Section 4(j) hereof, that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, the independent certified public accountants who have certified the financial statements of Matson Leasing Company, Inc., incorporated by reference in the Registration Statement shall have furnished to such Agent a letter dated the Commencement Date, or such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex IV hereto;

        (f) (i) Neither the Guarantors nor any of their subsidiaries, including the Company, shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented and (ii) since the respective dates as of which such information is given in the Prospectus as amended or supplemented there shall not have been (x) any change in the capital stock (other than issuances of capital stock pursuant to the provisions of employee or director benefit or stock option plans or agreements of XTRA) or (y) any increase in excess of $50 million in the long-term debt of the Guarantors or any of their subsidiaries, including the Company, or (z) any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Guarantors and their subsidiaries, including the Company, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Agents so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by the Agents of offers to purchase Securities from the Guarantors and the Company or the purchase by the Agents of Securities from the Guarantors and the Company as principal, as the case may be;

        (g) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either federal or New York State authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this clause (iii) in the judgment of the Agents makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of Securities from the Guarantors and the Company as principal pursuant to the applicable Terms Agreement, as the case may be; or (iv) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act; or (v) any such "nationally recognized statistical rating organization" shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities; and

        (h) The Guarantors and the Company shall have furnished or caused to be furnished to such Agent certificates of officers of the Guarantors and the Company dated the Commencement Date and each applicable date referred to in
Section 4(k) that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in such form and executed by such officers of the Guarantors and the Company as shall be satisfactory to such Agent, as to the accuracy of the representations and warranties of the Guarantors and the Company herein at and as of the Commencement Date or such applicable date, as the case may be, as to the performance by the Guarantors and the Company of all of its obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsections (a) and (f) of this Section 6, and as to such other matters as such Agent may reasonably request.

        7. (a) The Guarantors and the Company will, jointly and severally, indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Guarantors and Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the

Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Guarantors and Company by any such Agent expressly for use in the Prospectus as amended or supplemented.

        (b) Each Agent will indemnify and hold harmless the Guarantors and the Company against any losses, claims, damages or liabilities to which the Guarantors and the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Guarantors and the Company by such Agent expressly for use therein; and will reimburse the Guarantors and the Company for any legal or other expenses reasonably incurred by the Guarantors and the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

        (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Guarantors and the Company on the one hand and each Agent on the other from the offering of the

Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Guarantors and the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Guarantors and the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Guarantors or the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Guarantors and the Company and each Agent agrees that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by per capita allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price of the Securities purchased by or through it exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

        (e)  The obligations of the Guarantors and the Company under this
Section 7 shall be in addition to any liability which the Guarantors and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Guarantors and the Company and to each person, if any, who controls the Guarantors or the Company within the meaning of the Act.

        8. Each Agent, in soliciting offers to purchase Securities from the Company and the Guarantors and in performing the other obligations of such Agent hereunder (other than in respect of any Terms Agreement), is acting solely as agent for the Company and the Guarantors and not as principal. Each Agent will make reasonable efforts to assist the Company and the Guarantors in obtaining performance by each purchaser whose offer to purchase Securities from the Company and the Guarantors was solicited by such Agent and has been accepted by the Company and the Guarantors, but such Agent shall not have any liability to the Company and the Guarantors in the event such purchase is not consummated for any reason. If the Company or the Guarantors shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company and the Guarantors shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and the Guarantors and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale. The Company and the Guarantors shall not be required to pay any Agent a commission in connection with any purchase of a Security which is not consummated other than as a result of a default by the Company or the Guarantors of its obligations hereunder, including their obligation to deliver Securities to a purchaser whose offer has been accepted.

        9. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Guarantors and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent or either of the Guarantors or the Company, or any officer or director or any controlling person of either of the Guarantors or the Company, and shall survive each delivery of and payment for any of the Securities.

        10. The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company and the Guarantors may be suspended or terminated at any time by the Company and XTRA as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company or XTRA, as the case may be. In the event of such suspension or termination with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and (z) in any event, this Agreement shall remain in full force and effect insofar as the third paragraph of Section 2(a) (with respect to solicitations made prior to such suspension or termination), Section 4(d), Section 4(e), Section 5 (with respect to solicitations made prior to such suspension or termination),
Section 7, Section 8 and Section 9 are concerned.

        11. Except as otherwise specifically provided herein or in the Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Goldman, Sachs & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 85 Broad Street, New York, New York 10004, Facsimile Transmission No. (212) 902-3000, Attention:
Registration Department, if to Smith Barney Inc. shall be sufficient in all respects when delivered or sent by telex, facsimile transmission or registered mail to 390 Greenwich Street, New York, New York 10013, Facsimile Transmission No. (212) 723-8853, Attention: MTN Product Manager, except that any Pricing Supplements should also delivered or sent by facsimile transmission or registered mail to 388 Greenwich Street, New York, New York 10013,
Facsimile Transmission No. (212) 816-7192, Attention: Adrienne Garofalo, if to Schroder Wertheim & Co. Incorporated shall be sufficient in all respects when delivered or sent by telex, facsimile transmission or registered mail to 787 Seventh Avenue, New York, New York 10019, Facsimile Transmission No. (212) 492-7194, Attention: Fixed Income Department, if to the Company or XTRA shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to XTRA Corporation or XTRA, Inc., c/o X-L-Co., Inc., 60 State Street, Boston, Massachusetts 02109, Facsimile Transmission No. (617) 227-2190, Attention: General Counsel, and if to XTRA Missouri shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to XTRA Missouri, Inc., 3 Oaks Plaza Building, 8 Victory Lane, Liberty, Missouri 64068, Facsimile Transmission No. (816) 792-8599, Attention:
President.

        12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company and the Guarantors, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and the Guarantors and any person who controls any Agent or the Company or either Guarantor, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason merely of such purchase.

        13. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

        14. THIS AGREEMENT AND ANY TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and you in accordance with its terms.

                                        Very truly yours,

                                        XTRA, INC.

                                        By:
                                              -----------------------------
                                        Name: Michael J. Soja
                                        Title:  Vice President
                                                and Chief Financial Officer

                                        XTRA CORPORATION

                                        By:
                                              -----------------------------
                                        Name: Michael J. Soja
                                        Title:  Vice President and
                                                Chief Financial Officer

                                        XTRA MISSOURI, INC.

                                        By:
                                             ------------------------------
                                        Name:
                                        Title:



Accepted in New York, New York,
as of the date hereof:


--------------------------------
(GOLDMAN, SACHS & CO.)


SMITH BARNEY INC.


By:
   -----------------------------
Name:
Title:

SCHRODER WERTHEIM & CO. INCORPORATED


By:
   ------------------------
Name:
Title:

                                                                         ANNEX I
                                  XTRA, INC.

                          Series C Medium-Term Notes
                    Guaranteed as to Payment of Principal,
                       Premium (if any) and Interest by

                               XTRA CORPORATION

                                     AND

                             XTRA MISSOURI, INC.

                               TERMS AGREEMENT


                                                                          ,19
                                                              -----------     --


[Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004]

[Smith Barney Inc.
390 Greenwich Street
New York, New York 10013]

[Schroder Wertheim & Co.
  Incorporated
Equitable Center
787 Seventh Avenue
New York, New York 10019]

Dear Sirs:

        XTRA, Inc. (the "Company"), XTRA Corporation ("XTRA") and XTRA Missouri, Inc. ("XTRA Missouri," and together with XTRA, the "Guarantors") propose, subject to the terms and conditions stated herein and in the Distribution Agreement, dated ___________ __, 1995 (the "Distribution Agreement"), between the Company and the Guarantors on the one hand and Goldman, Sachs & Co., Smith Barney Inc. ("Smith Barney") and Schroder Wertheim & Co. Incorporated ("Schroder Wertheim") on the other, to issue and sell to [Goldman, Sachs & Co.] [Smith Barney] [Schroder Wertheim] the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company and the Guarantors, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or the Guarantors or make such party subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company and the Guarantors, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section
1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

        An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

        Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company and the Guarantors agree to issue and sell to [Goldman, Sachs & Co.] [Smith Barney] [Schroder Wertheim] and [Goldman, Sachs & Co.] [Smith Barney] [Schroder Wertheim] agree[s] to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

        If the foregoing is in accordance with your understanding, please sign and return to us _______ counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company and the Guarantors.


                                        XTRA, INC.

                                        By:
                                           ---------------------
                                           Name:
                                           Title:

                                        XTRA CORPORATION

                                        By:
                                           ---------------------
                                            Name:
                                            Title:

                                        XTRA MISSOURI, INC.

                                        By:
                                           ----------------------
                                            Name:
                                            Title:

Accepted:


-------------------------
[(GOLDMAN, SACHS & CO.)]


[SMITH BARNEY INC.]


By:
   -----------------------
Name:
Title:


[SCHRODER WERTHEIM & CO. INCORPORATED]


By:
   -----------------------
Name:
Title:

                              SCHEDULE TO ANNEX I

Title of Purchased Securities:

        Series C Medium-Term Notes ("Purchased Securities")


Aggregate Principal Amount:

        $


[Price to Public:]


Purchase Price by [Goldman, Sachs & Co.] [Smith Barney] [Schroder Wertheim]:

        % of the principal amount of the Purchased Securities, plus accrued interest from to


Method of and Specified Funds for Payment of Purchase Price:

        [By certified or official bank check or checks, payable to the order of the Company, in [[New York] Clearing House] [immediately available] funds]

        [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]


Indenture:

        Indenture, dated as of August 15, 1994, between the Company, the Guarantors and State Street Bank and Trust Company, as Trustee, as amended.


Time of Delivery:


Closing Location:


Maturity:


Interest Rate:

                [    %]

Interest Payment Dates:

        [months and dates]


Documents to be Delivered:

        The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

                [(1)The opinion or opinions of counsel to the Agents referred to in Section 4(h).]

                [(2)The opinion or opinions of counsel to the Company referred to in Section 4(i).]

                [(3)The accountants' letter referred to in Section 4(j).]

                [(4)The officers' certificate referred to in Section 4(k).]


        Other Provisions (including Syndicate Provisions, if applicable):

            [Set forth any provisions relating to underwriters' default and step-up of amounts to be purchased by underwriters acting with [Goldman, Sachs & Co.] [Smith Barney] [Schroder Wertheim]]

                                                                        ANNEX II
                                   XTRA, INC.
                                     ISSUER

                                XTRA CORPORATION
                              XTRA MISSOURI, INC.
                                   GUARANTORS

                            ADMINISTRATIVE PROCEDURE
                               MEDIUM-TERM NOTES
                                    SERIES C


        Medium-term notes, each of which has the benefit of unconditional guarantees (the "Guarantees") of payment of principal, premium (if any) and interest from XTRA Corporation and XTRA Missouri, Inc. (the medium-term notes, together with the Guarantees being referred to herein as the "Securities") in the aggregate principal amount of up to $800,000,000 are to be offered from time to time by XTRA, Inc. (the "Company"), XTRA Corporation ("XTRA") and XTRA Missouri, Inc. ("XTRA Missouri", and together with XTRA, the "Guarantors"), through Goldman, Sachs & Co., Smith Barney Inc. and Schroder Wertheim & Co. Incorporated as agents of the Company and the Guarantors (in such capacity, individually an "Agent" and collectively the "Agents"). Each Agent has agreed to use its reasonable efforts to solicit offers to purchase Securities directly from the Company and the Guarantors, and each such Agent may also purchase Securities from the Company and the Guarantors as principal. The Securities are being sold pursuant to a Distribution Agreement, dated October ___, 1995 (the "Distribution Agreement").

        The Securities will be issued pursuant to an Indenture, dated as of August 15, 1994 (the "Original Indenture"), as amended and supplemented by the First Supplemental Indenture, dated as of September 30, 1994 (the Original Indenture, as so amended and supplemented, the "Indenture"), among the Company, XTRA, The First National Bank of Boston, as Trustee (the "Trustee") and, in the case of such First Supplemental Indenture, XTRA Missouri. The Securities will have been registered with the Securities and Exchange Commission (the "Commission").

        In the case of purchases of Securities by any Agent as principal, the relevant terms and settlement details related thereto, including the Time of Delivery referred to in Section 2(b), will be set forth in a Terms Agreement entered into between such Agent and the Company and the Guarantors pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below.

        The procedures to be followed during, and the specific terms of, the solicitation of offers by the Agents and the sale as a result thereof by the Company are explained below. The following summaries of certain provisions of the Distribution Agreement and the Indenture do not purport to be complete and are subject, and are qualified in their entirety by reference, to all of the respective provisions of the Distribution Agreement and the Indenture.

        Administrative and record-keeping responsibilities will be handled for the Company by its Controllers Department. The Company will advise the Agents in writing of those persons handling administrative responsibilities ("Designated Persons") with whom the Agents are to communicate regarding offers to purchase Securities and the details of their delivery.

Maturties:          Each Security will mature on a date, selected
                        by the purchaser and agreed to by the Company, which will be at least nine months but not more than thirty years from the date of issuance.

Guarantee:          Each Security will have the benefit of Guarantees.

Price to Public:    Each Security will be issued at 100% of its principal
                        amount.

Denominations:      The denominations will be $100,000 and any
                        integral multiple of $1,000 in excess thereof. Global Securities (as defined below) will be denominated in principal amounts not in excess of $150,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of $150,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global Security will be authenticated and issued to represent each $150,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Registration:       Each Security will be issued only in fully
                        registered form and will be represented by either a global security (a "Global Security") delivered to the Trustee, as agent for The Depository Trust Company (the "Depository") and recorded in the book-entry system maintained by the Depository (a "Book-Entry Security") or a certificate issued in definitive form (a "Certificated Security") delivered to a person designated by an Agent, as set forth in the applicable Pricing Supplement. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture.

                    Each Global Security will be registered in the name of CEDE
                        & Co., as nominee for DTC, on the Security Register. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more direct participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Identification      The Company has arranged with the CUSIP Service
      Numbers: Bureau of Standard & Poor's Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers (including tranche numbers) for the Registered Notes. Such series consists of approximately 900 CUSIP numbers and relates to Global Securities representing Book-Entry Notes and book-entry medium-term notes issued by the Company with other series designations. The Company has obtained from the CUSIP Service Bureau written lists of such reserved CUSIP numbers, and caused such lists to be delivered to the DTC Agent and to DTC. The Company will assign CUSIP numbers to Global Securities as described below under Settlement Procedure "A". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global securities. The DTC Agent will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Securities, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to the DTC Agent and to DTC.

Interest Payments:  Interest payments will be made, with respect to fixed-rate Securities, on each April 1 and October 1 in each year and, with respect to floating-rate Securities, on the dates specified therein (in each case, the "Interest Payment Dates"), commencing on the first Interest Payment Date after the Settlement Date (as defined below under "Settlement"), and at maturity. Interest payments will be made on the Interest Payment Dates to the registered owners of fixed-rate Securities, at the close of business on the immediately preceding March 15 and September 15 record dates, respectively; interest payments will be made on the Interest Payment Dates to the registered owners of floating-rate Securities on the record dates occurring 15 days prior to each Interest Payment Date. Interest will begin to accrue on the Settlement Date, as hereafter defined, and not from the immediately previous Interest Payment Date. Interest payable at maturity (other than on a date which is an Interest Payment Date) will be paid to the same person to whom the principal is payable. Interest (including payments for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months. Unless special arrangements have been made, all interest payments (other than interest due at maturity) will be made by check, drawn on The First National Bank of Boston.

                    On the fifth business day immediately preceding each
                        Interest Payment Date, the Trustee will advise the Company of the aggregate amount of interest to be paid on the Securities on such Interest Payment Date. The Trustee will provide monthly to XTRA's and the Company's Treasurer or Assistant Treasurer a list of the principal and interest to be paid on Securities maturing in the next succeeding month. The Trustee will assume responsibility for withholding taxes on interest paid as required by law.

Acceptance of       The Agents will promptly advise the Company by
      Offers: telephone or other appropriate means of all reasonable offers to purchase securities, other than those rejected by the Agents. The Company shall inform the Guarantors of any such offers. The Agents may, in their discretion reasonably exercised, reject any offer received by them in whole or in part. The Company and the Guarantors will have the sole right to accept offers to purchase Securities and may reject any such offer in whole or in part.

                    If the Company and the Guarantors accept an offer to
                        purchase Securities, they will confirm such acceptance in writing to the Agents and the Trustee or its agent. If the Company and the Guarantors reject an offer, they will promptly notify the Agents.

                    If the Company and the Guarantors accept an offer to
                        purchase a Security (as described below under "Procedure for Posting"), but the Company has not "posted" rates, the Company will prepare a pricing sticker reflecting the terms of such Security and will arrange to have ten stickered Prospectus Supplements filed with the Commission not later than the Commission's close of business on the second business day following such acceptance of an offer to purchase a Security and will supply at least ten stickered Prospectus Supplements to the Agents. The Agents will cause a Prospectus Supplement with such pricing sticker to be delivered to the purchaser of the Security.

                    If the Company and the Guarantors accept an offer to
                        purchase a Security and the Company has "posted" rates, the Agents will cause a Prospectus Supplement with a "posted" rates sticker to be delivered to the purchaser of such Security.

Delivery of         With respect to each Security sold pursuant to
Prospectus:             the Distribution Agreement, the Agents shall send a
                        copy of the Prospectus Supplement (together with either a specially prepared pricing sticker relating to such Security or a "posted" rates sticker), to the customer or its agent prior to or together with the earlier of delivery of (a) the written confirmation of sale sent to such customer or agent or (b) the Security or due bill to such customer or agent.

Confirmation:       The Agents will issue a written confirmation to
                        each purchaser containing the Sale Information (as defined below), plus delivery and payment instructions.

Settlement:         Unless special arrangements have been made, all
                        offers solicited by the Agents and accepted by the Company will be settled on the third business day after the date of acceptance. At the request of the purchaser, the Company may in its discretion allow for settlement on any business day subsequent to the date of acceptance. The day of settlement is referred to herein as the "Settlement Date".

Details for         Unless special arrangements have been made,
Settlement:             prior to 3:00 p.m., New York City time, on the day
                        prior to the Settlement Date, the Company will instruct the Trustee or its agent by facsimile transmission or other acceptable written means to authenticate and deliver the Securities no later than 11:00 a.m., New York City time, on the Settlement
                        Date.

Details for         The Agents must communicate the following
Settlement:             information (the "Sale Information"), in each case if
                        applicable, from the purchaser to a Designated Person by facsimile transmission or other acceptable written means:

                        (1)  Name of the registered owner,
                        (2)  Address of the registered owner,
                        (3) Taxpayer identification number of the registered owner,
                        (4)  Principal amount of the purchase,
                        (5)  Date of Security,
                        (6) Interest rate or method for determining and resetting interest rate, as the case may be,
                        (7)  Spread,
                        (8)  Spread multiplier,
                        (9)  Redemption,
                        (10) Redemption price,
                        (11) Prepayment date,
                        (12) Original Issue Discount,

                        (13) Settlement Date,
                        (14) Maturity date,
                        (15) Denominations of certificate(s],
                        (16) Agents'commission (to be paid as a discount
                             from gross proceeds of sale),
                        (17) Net proceeds to the Company, and
                        (18) Book-Entry Security or Certificated Security.

                    After receiving the Sale Information from the Agents, and, after recording the Sale Information and any necessary calculations, the Company will communicate such Sale Information by telephone (confirmed in writing), facsimile transmission or other acceptable written means, to the Trustee or its agent. Prior to preparing the Securities for delivery, the Trustee or its agent will promptly confirm the Sale Information by telephone with the Agents. The Trustee or its agent will assign to and enter on each Security a transaction number.

Delivery of         The Trustee or its agent will prepare each
Certificated            Security and four receipts that will serve as the
 Securities:            documentary control of the transaction.  One receipt
                        will be distributed to the Agents and one to the Company's and XTRA's Controllers Department. The
                        Trustee or its agent will retain the other two receipts for record-keeping purposes and to implement payment of interest.

                    In the case of a sale of a Security to a purchaser
                        solicited by the Agents, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Security to the Agents for the benefit of the purchaser of such Security against delivery by the Agents of a receipt therefor. On the Settlement Date the Agents will deliver payment for such Security in immediately available funds to the Company in an amount equal to the issue price of the Security less the Agents' commission; provided that the Agents reserve the right to withhold payment for which they have not received funds from the purchaser. The
                        Company shall not use any proceeds advanced by the Agents to acquire securities. The Agents will obtain a written acknowledgement from the purchaser of the receipt of such security.

                    In the case of a sale of a Security to the Agents acting as principal, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Security to the Agents against delivery of payment for such Security in immediately available funds to the Company in an amount equal to the issue price of the Security less the Agents' discount.

Failures in         In the event that a purchaser (other than the Agents acting
Respect of              as principal) shall fail to accept delivery of and make
Certificated            payment for any Security, the Agents will forthwith
Securities:             notify the Company's Treasurer by telephone (confirmed
                        in writing) or by facsimile transmission. If the Security has been delivered to the Agents on behalf of the purchaser, the Agents will immediately return the Security to the Company or its agent. If funds have been advanced by the Trustee or the Agents, as the case may be, for the purchase of such Security, the Trustee or its agent will immediately upon receipt of the Security debit the account of the Company in an amount equal to the amount previously credited thereto in respect of the Security and will either credit the account of or return such funds to the Agents, or the Company will return to the Agents directly an amount equal to the amount previously paid by the Agents to the company in respect of such Security. Such debits and credits or returns will be made on the Settlement
                        Date if possible and, in any event, not later than the business day following the Settlement Date. If such failure shall have occurred for any reason other than default by the Agents in the performance of its obligations under the Distribution Agreement, the Company will reimburse the Agents on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company.

                    Immediately upon receipt of the certificate representing
                        the Security in respect of which the failure occurred, the Trustee or its agent will cancel the Security, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the certificate.

PROCEDURES APPLICABLE
ONLY TO BOOK-ENTRY
SECURITIES

Delivery of                 A.  The Company will assign a CUSIP number to
Global                  the Security from a list of CUSIP numbers previously
Book-Entry              delivered to the Trustee by the Company representing
Securities:             such Book-Entry Security and then advise the Company
                        and the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.

                            B. The Trustee will enter a pending deposit message through the Depository's Participant Terminal System, providing the following settlement information to the Depository, and the Depository shall forward such information to such Agent and Standard & Poor's Corporation:

                      (1)The applicable Sale Information;

                        (2) CUSIP number of the Global Security representing
                            such Book-Entry Security;
                        (3) Whether such Global Security will represent any
                            other Book-Entry Security (to the extent known at such time);
                        (4) Number of the Participant account maintained by the
                            Depository on behalf of the Selling Agent or Purchasing Agent, as the case may be;
                        (5) The interest payment period;
                        (6) Initial Interest Payment Date for such Book-Entry
                            Security, number of days by which such date succeeds the record date for the Depository's purposes (which, in the case of Floating Rate Securities which reset weekly shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Book-Entry Securities shall be the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

                            C. The Trustee will complete and authenticate the Global Security previously delivered by the Company representing such Book-Entry Security.

                            D. The Depository will credit such Book-Entry Security to the Trustee's participant account at the Depository.

                            E. The Trustee will enter an SDFS deliver order through the Depository's Participant Terminal System instructing the Depository to (i) debit such Book-Entry Security to the Trustee's participant account and credit such Book-Entry Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depository that (a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

                        Each such communication by the Company shall constitute a representation and warranty by the Company to the DTC Agent, the Trustee and such Agent that (i) such
                        Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company, (ii) such Note, and the Global Security representing such Note, will conform with the terms of the Indenture and (iii) upon authentication and delivery of such Global Security, the aggregate initial public offering price or purchase price of all Notes issued under the Indenture will not exceed $800,000,000 (except for Book-Entry Notes represented by Global Securities authenticated and delivered in exchange for or in lieu of Global securities pursuant to the Indenture and except for Certificated Notes authenticated and delivered upon registration or transfer of, in exchange for, or in lieu of Certificated Notes pursuant to the Indenture).

                            F. Such Agent will enter an SDFS deliver order through the Depository's Participant Terminal System instructing the Depository (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

                            G. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "E" and "F" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                            H. Upon confirmation of receipt of funds, the Trustee will transfer to the account of the Company maintained at The First National Bank of Boston, or such other account as the Company may have previously specified to the Trustee, in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "E".

                            I. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture.

                            J. Such Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order or orders through the Depository's institutional delivery system or by mailing a written confirmation to such purchaser.

                            K. The Depository will at any time, upon request of the Company or the Trustee, promptly furnish to the Company or the Trustee a list of the names and addresses of the participants for whom the Depository has credited Book-Entry Securities.

Preparation of      If the Company accepts an offer to purchase a
 Pricing                Book-Entry Security, it will prepare a Pricing
 Supplement:            Supplement reflecting the terms of such Book-Entry
                        Security and arrange to have delivered to the Selling
                        Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the Business Day following the receipt of the Sale Information, or if the Company and the purchaser agree to settlement on the Business Day following the date of acceptance, not later than noon, New York City time, on such date.
                        The Company will arrange to have ten Pricing
                        Supplements filed with the Commission not later than the close of business of the Commission on the fifth
                        Business Day following the date on which such Pricing
                        Supplement is first used.

Delivery of         The Selling Agent will deliver to the purchaser
  Confirmation          of a Book-Entry Security a written confirmation of
  and Prospectus        the sale and delivery and payment instructions.  In
  to Purchaser          addition, the Selling Agent will deliver to such
  by Selling Agent:     purchaser or its agent the Prospectus as amended or
                        supplemented (including the Pricing Supplement) in relation to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Book-Entry Security.

Date of Settlement: The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All orders accepted by the Company will be settled on the third Business Day pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day.

Settlement          For orders of Book-Entry Securities solicited
 Procedure              by an Agent, as agent, and accepted by the Company for
 Timetable:             settlement on the first Business Day after the sale
                        date, Settlement Procedures set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement
Procedure                       Time
----------                      ----

Sale        5:00 p.m.   on the Business Day following the acceptance of an offer
Information             by the Company or 10:00 a.m. on the Business Day prior
Communicated            to the settlement date, whichever is earlier

  A         12:00 noon  on the sale date

  B         2:00 p.m.   on the sale date

  C         5:00 p.m.   on settlement date

  D         10:00 a.m.  on settlement date

  E-F       2:00 p.m.   on settlement date

  G         4:45 p.m.   on settlement date

  H         5:00 p.m.   on settlement date

                 If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "A" and "B" shall be completed as soon as practicable but not later than 2:00 p.m. on the first Business Day after the sale date. If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that the Sale Information is communicated, Settlement Procedures "A" and "B" shall be completed as soon as such rate has been determined but no later than 2:00 p.m. on the second Business Day before the settlement date. Settlement Procedure "G" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                 If settlement of a Book-Entry Security is rescheduled or can-
                      celled, the Trustee, upon obtaining knowledge thereof, will deliver to the Depository, through the Depository's Participation Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled settlement date.

Failures in      If the Trustee fails to enter an SDFS deliver order
 Respect of Book-     with respect to Security pursuant to Settlement Procedure
 Entry Securities:    "E", the Trustee may deliver to the Depository, through
                      the Depository's Participant Terminal System, as soon as practicable a withdrawal message instructing the Depository to debit such Book-Entry Security to the Trustee's participant account, pro-
                        vided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global
                        Security, the Trustee will mark such Global Security "cancelled", make appropriate entries in the Trustee's records and send such cancelled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service
                        Bureau procedures, be cancelled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                    If the purchase price for any Book-Entry Security is not
                        timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person including an indirect participant in the Depository, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Security may enter deliver orders through the Depository's Participant Terminal System debiting such Book-Entry Security to such participant's account and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security to the Trustee's participant account and shall notify the Company and the Trustee thereof. Thereafter, the Trustee will (i) immediately notify the Company of such order and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the company maintained at the Trustee in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Company.

                    Notwithstanding the foregoing, upon any failure to settle
                        with respect to a Book-Entry Security, the Depository may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D" for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Company will, from time to time, furnish the Trustee with a sufficient quantity of Securities.

PROCEDURES GENERALLY
APPLICABLE

Payment at          Upon presentation of each Security at maturity,
 Maturity:              the Trustee or its agent will pay the principal amount
                        of such Security, together with accrued interest due at maturity (except when maturity occurs on April 1 or October 1), in immediately available funds by wire transfer except as provided in the Indenture. The
                        Trustee or its agent will cancel Securities presented at maturity as provided in the Indenture, and, unless otherwise instructed by the Company, forward them directly to the Company's Controllers Department with an appropriate debit advice.

Prcedure for       If the Company and the Guarantors decide to
 Posting: "post" rates, the Company, the Guarantors and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Securities that may be sold as a result of the solicitation of offers by the Agents. Once a decision has been reached to set initially the "posted" rates or to change already "posted" rates, the Company or the Guarantors will promptly advise the Agents to suspend solicitation of offers until the initial or changed "posted" rates have been established. When such rates have been established, the Company will then promptly prepare "posted" rates stickers reflecting such posted rates and maturities. The Company will then promptly arrange to have ten Prospectus Supplements so stickered filed with the Commission not later than the Commissioner's close of business on the second business day after such "posted" rates have been established and to have copies of such stickered Prospectus Supplements delivered to the Agents.

                    "Posting" rates shall mean establishing a fixed set of
                        interest rates and maturities for an offering period, which rates and maturities are to be set forth on "posted" rates stickers attached to Prospectus Supplements distributed to potential purchasers.

                    The Agents and the Company and the Guarantors shall destroy outdated "posted" rates stickers and the Prospectus Supplements to which they are attached (other than those retained for files).

Suspension of       Subject to its representations, warranties and
 Solicitation;          covenants contained in the Distribution Agreement, the
 Amendment or           Company or the Guarantors may instruct the Agents to
 Supplement             suspend solicitation of offers to purchase Securities
                        at any time. As soon as practicable, but in any event not later than one business day after, the Agents will suspend solicitation until such time as the Company has advised the Agents that solicitation of offers to purchase Securities may be resumed. Except as otherwise provided for in the Distribution Agreement, the Company and the Guarantors have discretion regarding whether to amend or supplement the Registration Statement or Prospectus. If the Company or the Guarantors propose so to amend or supplement, they will promptly advise the Agents and will furnish the Agents such proposed amendment or supplement and, after the Agents has been afforded a reasonable opportunity to review such amendment or supplement, will cause such amendment or supplement promptly to be filed with, or mailed for filing to, the Commission. The Company will promptly provide the Agents with copies of any such amendment or supplement and confirm to the Agents that such amendment or supplement has been filed with the Commission.

                    In the event that at the time the Agents suspend
                        solicitation of offers to purchase Securities there shall be any orders for delayed settlement outstanding, the Company and the Guarantors, consistent with their obligations under the Distri-bution Agreement, promptly will advise the Agents whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company and the Guarantors will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company or the Guarantors determine that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Authenticity        The Company will cause the Trustee to furnish
 of Signatures:         the Agents from time to time with the specimen
                        signatures of each of the Trustee's officers, employees or agents who have been authorized by the Trustee to authenticate Securities, but the

                        Agents will have no obligation or liability to the Company or the Trustee or its agent in respect of the authenticity of the signature of any officer, employee or agent of the Company, the Guarantors or the Trustee or its agent on any Security.

Advertising:        The Company and the Guarantors will determine
                        upon consultation with the Agents the amount of advertising that may be appropriate in the solicitation of offers to purchase the Securities. Advertising expenses will be paid by the Company and the Guarantors.

                                                                       ANNEX III

        Pursuant to Section 4(j) and Section 6(e)(i), as the case may be, of the Distribution Agreement, XTRA's independent certified public accountants shall furnish letters to the effect that:

        (i) They are independent certified public accountants with respect to XTRA and its direct and indirect subsidiaries, including XTRA Missouri and the Company, within the meaning of the Act and the applicable published rules and regulations thereunder;

        (ii) In their opinion, the financial statements and financial statement schedules audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder;

        (iii) They have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71 on the unaudited financial statements included in XTRA's Quarterly Report on Form 10-Q, incorporated by reference into the Prospectus, and inquired of certain officials of XTRA who have responsibility for financial and accounting matters as to whether the unaudited financial statements comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations, and based on the foregoing procedures, nothing came to their attention that caused them to believe that any material modifications should be made to the unaudited financial statements for them to be in conformity with generally accepted accounting principles, or that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations;

        (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements, a reading of the latest available interim financial statements of XTRA and its direct and indirect subsidiaries, including XTRA Missouri and the Company, inspection of the minute books of XTRA and its direct and indirect subsidiaries, including XTRA Missouri and the Company, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of XTRA and its direct and indirect subsidiaries, including XTRA Missouri and the Company, responsible for financial and accounting matters, nothing came to their attention that caused them to believe that:

        (A) as of a specified date not more than five days prior to the date of such letter, there has been any increase in the consolidated long-term debt of XTRA and its direct and indirect subsidiaries, including XTRA Missouri and the Company, or any decrease in the amount of XTRA's retained earnings, or any decreases in common stock, consolidated net property and equipment or lease contracts receivable in each case as compared with amounts shown on the most recently filed Form 10-Q, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                                     III-1

        (B) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (A) there were any decreases, as compared with the corresponding period in the preceding year, in the amount of XTRA's consolidated revenues, or income from operations before provision for income taxes or any decreases in the ratio of income from operations before provision for income taxes to revenues, or any increases in the ratios of depreciation on rental equipment, rental equipment operating expense (which includes repair, and maintenance, tires and tubes, transportation and storage, facilities and other expense), selling and administrative expense or interest expense to revenues, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

        (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents which are derived from the general accounting records of XTRA and its direct and indirect subsidiaries, including XTRA Missouri and the Company, which appear in the Prospectus (including documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of XTRA and its direct and indirect subsidiaries, including XTRA Missouri and the Company, and have found them to be in agreement;

        (vi) They compared the amounts included in the Selected Financial Data to the appropriate annual reports on Form 10-K and found them to be in agreement. They have also compared the amounts included in the selected quarterly financial data to the Company's accounting records, the appropriate Quarterly Report on Form 10-Q or the appropriate Form 10-K, and found them to be in agreement. They compared the information included in the Selected Financial Data, the Selected Quarterly Financial Data and the Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends tables with the requirements of Items 301 or 302 or 503, respectively, of Regulation S-K. They also inquired of certain officials of XTRA who have responsibility for financial and accounting matters whether this information conforms in all material respects with the disclosure requirements of Items 301 or 302 or 503, respectively, of Regulation S-K. Nothing came to their attention to cause them to believe that the Selected Financial Data, the Selected Quarterly Financial Data and Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends did not conform in all material respects to the disclosure requirements of Rule
    301 or 302 or 503, respectively, of Regulation S-K; and

        (vii) If pro forma financial information is required to be included in or incorporated by reference into the Registration Statement or the Prospectus, they have


                                     III-2

        (A) read the unaudited pro forma balance sheet and the unaudited pro forma statements of income included in or incorporated by reference into the Registration Statement or Prospectus;

        (B) inquired of certain officials of XTRA (and the company being acquired) who have responsibility for financial and accounting matters about (1) the basis for such officials' determination of the pro forma adjustments; and (2) whether the unaudited pro forma financial statements referred to above comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

        (C) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma financial statements.

        The foregoing procedures are substantially less in scope than an examination, the object of which is the expression of an opinion on management's assumptions, the pro forma adjustments and the application of those adjustments to historical financial information. Accordingly, they make no representation about the sufficiency of such procedures for each Agent's purposes.

        Nothing came to their attention as a result of the procedures specified in the above paragraphs, however, that caused them to believe that the unaudited pro forma financial statements referred to above included in or incorporated by reference into the Registration Statement or the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements. Had they performed additional procedures or had they made an examination of the pro forma financial statements, other matters might have come to their attention that would have been reported to the Agents.

        All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Distribution Agreement as of the Commencement Date referred to in Section 6(e) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under
Section 4(j) thereof.


                                     III-3

                                                                        ANNEX IV

        Pursuant to Section 4(j) and Section 6(e)(ii), as the case may be, of the Distribution Agreement, the independent certified public accountants of Matson Leasing Company, Inc. ("Matson") shall furnish letters to the effect that:

        (i) They are independent certified public accountants with respect to Matson and its subsidiaries, within the meaning of the Securities Act of 1933 (the "Act") and the applicable published rules and regulations thereunder;

        (ii) In their opinion, the financial statements and financial statement schedules audited by them and appearing in XTRA's Current Report on Form 8-K dated June 20, 1995 (the "Current Report"), and incorporated by reference in the Registration Statement, comply as to form in all material respects with the applicable accounting requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the related published rules and regulations thereunder; and

        (iii) They have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71 on the unaudited financial statements of Matson as of March 31, 1995, and for the three- and six-month periods ended March 31, 1995, included in the Current Report, incorporated by reference into the Prospectus, and inquired of certain officials of Matson who have responsibility for financial and accounting matters whether the unaudited financial statements comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, and based on the foregoing procedures, nothing came to their attention that caused them to believe that any material modifications should be made to the unaudited financial statements for them to be in conformity with generally accepted accounting principles, or that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations.